UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 30, 2011

Enova Systems, Inc.

(Exact name of registrant as specified in its charter)

California	1-33001	95-3056150
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1560 West 190th Street, Torrance, California		90501
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 310-527-2800

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On December 30, 2011, pursuant to the previously reported Warrant and Common Stock Purchase Agreement dated for reference purposes as of December 15, 2011 (the “Purchase Agreement”), Enova Systems, Inc. (“Enova” or the “Company”) sold a total of 11,250,000 shares of Enova’s common stock (“Common Stock”) at $0.15 per share for an aggregate purchase price of $1,687,500, together with warrants to purchase up to an equal number of shares of the Common Stock (the “Warrants”), to a total of seventeen accredited investors (collectively, the “Investors”), namely Ryan P. McCormack, Kevin McCormack, Mireille Gousseland, David N. Low Jr. and Dominque Lahaussois, Anthony B. Low-Beer, Helen R. Esposito, Phylis M. Esposito, Douglas Thunen, Christopher G. Thunen, The Thunen Family Trust, Dated October 4, 2005, Mechele Plotkin, Sander A. Flaum, The Viswanath Khaitan Revocable Trust Dtd 12-9-02, Cynthia A. Kohn, John F. Kohn, ALB Private Investments, LLC and PAT Ltd..

As required by the Purchase Agreement, in connection with the closing of the offering, the Company and the Investors entered into a Registration Rights Agreement, dated December 30, 2011, the form of which was previously filed with the Securities Exchange Commission (the “SEC”) as an attachment to the Company’s Form 8-K with date of earliest event reported of December 16, 2011 (the “Prior 8-K”).

The Registration Rights Agreement requires the Company to file with the SEC a registration statement to cover the resale of the Investor Shares and Warrant Shares covered by the Registration Rights Agreement no later than thirty days of the closing of the sale of the Investor Shares. If not all of the Investor Shares and Warrant Shares may be sold on a delayed or continuous basis under the provisions of Rule 415 under the Securities 1933 Act, the Registration Rights Agreement provides that such shares will be removed from the registration statement and/or the Investors will agree to such restrictions and limitations on the registration and resale of such shares as the SEC may require to assure the Company’s compliance with the requirements of said Rule 415. The Company has certain customary obligations with respect to the required registration statement. The Investors are required to provide the Company with certain information to assist in the registration of the Investor Shares and Warrant Shares. The Registration Rights Agreement contains customary indemnification and contribution provisions.

As further required by the Purchase Agreement, in connection with the closing of the offering, the Company issued to the Investors Warrants, dated December 30, 2011, the form of which was previously filed with the SEC as an attachment to the Prior 8-K.

The Warrants cover an aggregate of 11,250,000 shares of Enova’s Common Stock. The Warrants are subject to appropriate adjustment for stock splits, combinations, reclassifications and the like. The Warrants are exercisable for a period of five years, with earlier termination in the case of certain extraordinary transactions and earlier call by Enova as set forth below. The Warrants are exercisable at the option of the holder at an exercise price of $0.22 per share, which amount equals the volume weighted average price of the Company’s Common Stock for the twenty trading days immediately prior to December 30, 2011, the date of the closing of the sale of the Investor Shares (the “Exercise Price”). The Warrants further provide that if, for a twenty (20) consecutive trading day period, the average of the closing bid and asked prices of the

Common Stock quoted in the Over-The-Counter market or the last reported sale price of the Common Stock or the closing price quoted on the NYSE Amex or any other U.S. exchange on which the Common Stock is listed, whichever is applicable (or such other reference reasonably relied upon by the Company if not so published), is greater than or equal to two times the Exercise Price with at least an average of ten thousand (10,000) shares traded per day (appropriately adjusted for stock splits, combinations, reclassifications and the like) during such period (the “Early Termination Event”), then, on the 10th calendar day following written notice from the Company notifying the Warrant holders of the Early Termination Event, any holder who has not, by such date, elected to exercise its Warrants for cash, such Warrants will be deemed automatically exercised on such 10th calendar day pursuant to the cashless/net exercise provisions under the Warrants.

The foregoing summary of the terms of each of the Registration Rights Agreement and the Warrants is qualified in its entirety by the Registration Rights Agreement and the Warrants, the forms of which were attached to the Prior 8-K. A press release issued on January 5, 2012 announcing the sale of the Common Stock and Warrants referenced above is filed with this report as Exhibit 99.1.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 above is incorporated by reference in response to this Item 3.02.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Enova’s Annual Meeting of Stockholders (the “Meeting”) was held on December 30, 2011. At the Meeting, the six directors named in the Proxy Statement were re-elected to serve as directors until the Company’s 2012 Annual Meeting of Stockholders, the appointment of PMB Helin Donovan LLP as the Company’s independent registered public accounting firm for the Company’s 2011 fiscal year was ratified, and the potential issuance of up to 15,000,000 shares of common stock of the Company and warrants to acquire up to 15,000,000 shares of the Company in accordance with a Warrant and Purchase Agreement dated December 15, 2011, was approved. To the extent applicable, set forth below are the number of votes cast for, against and withheld for each such matter, as well as the number of abstentions and broker non-votes.

(1)	Election of six directors named in the Proxy Statement to serve on the Board of Directors until the 2012 Annual Meeting of Stockholders.

Nominee	For	Withheld	Broker Non-Votes
Richard Davies	15,570,264	463,849	—
John J. Micek	12,604,665	3,429,448	—
Edwin O. Riddell	12,553,838	3,500,275	—
Roy S. Roberts	15,604,264	429,849	—
Michael Staran	14,086,633	1,947,480	—
John R. Wallace	15,554,441	479,672	—

(2)	Ratification of the appointment of PMB Helin Donovan LLP as the Company’s independent registered public accounting firm for the Company’s fiscal 2011 year.

For	Against	Abstain	Broker Non-Votes
15,624,681	398,787	10,623	—

(3)	Approval of potential issuance of up to 15,000,000 share of common stock of the Company and warrants to acquire up to 15,000,000 shares of the common stock of the Company in accordance with a Warrant and Purchase Agreement dated December 15, 2011.

For	Against	Abstain	Broker Non-Votes
15,560,474	398,787	16,626	—

Item 9.01 Financial Statements and Exhibits.

Exhibits.

99.1	Press release dated January 5, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 5, 2012	Enova Systems, Inc.

	By:	/s/ Michael Staran
Michael Staran
President and Chief Executive Officer

EXHIBIT LIST

99.1	Press release dated January 5, 2012